Exhibit 10.43

ALLSTATE INSURANCE COMPANY

AND

MARCHEX SALES, LLC

THIS AMENDMENT, dated April 1, 2014, is between ALLSTATE INSURANCE COMPANY (“Allstate”) and Marchex Sales, LLC (f/k/a Marchex Sales, Inc., f/k/a MNDH, INC.) (“Supplier”).

W I T N E S S E T H:

WHEREAS, Allstate and Supplier entered into a certain Professional Services Agreement, effective January 29, 2010 (“Agreement”), whereby performs marketing services as specified on the Schedules;

WHEREAS, the parties wish to amend Schedule 13 of the Agreement, which was effective January 1, 2014;

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the parties hereto agree as follows:

1.	Section CII, Costs shall be deleted in its entirety and replaced as follows:

All fees under this Schedule shall ***. If it is decided by Allstate to increase the *** an Amendment to this Schedule must be executed ***.

Supplier and Allstate shall review all pricing *** during the Term to ensure that the pricing is appropriate for both parties going forward.

Pricing per Qualified Lead:

•	Effective January 1, 2014 – March 31, 2014 the National Auto Tier 1 pricing shall be:

•	Mobile Brand price per Call: ***

•	Mobile Non-Brand price per Call: ***

•	Desktop Brand Search price per Call or Quote: ***

•	Desktop Non-Brand Search price per Call or Quote: ***

•	Effective April 1, 2014 the National Auto Tier 1 pricing shall be:

•	Brand price per call or quote: ***

•	Non-Brand Price per call or quote: ***

•	Marchex Call Marketplace price per Call: ***

•	Tier 2 distribution price per Call: ***

•	Effective January 1, 2014 – January 31, 2014 for Tier 2 distribution price per Quote shall be:

***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***

•	Effective February 1, 2014 – April 30, 2014 the price per Quote for Tier 2 shall be:

***

•	Effective May 1, 2014 the price per Quote for Tier 2 shall be:

***

For a call to be considered a “Billable Call” it must be longer than the following durations:

•	*** (Linkshare placement only)

•	*** (all other placements)

Supplier does not charge Allstate for repeat Calls within ***.

All other terms and conditions contained in the Agreement, including Exhibits and Schedules, shall remain unchanged and in full force and effect, except by necessary implication.

IN WITNESS WHEREOF, the duly authorized officers of the parties have executed this Amendment, as of the date indicated in the first paragraph of this Amendment.

ALLSTATE INSURANCE COMPANY

By:	/s/ Thomas Joyce
Name (printed):	Thomas Joyce
Title:	Procurement Manager
Date:	4/30/2014

MARCHEX SALES, LLC

By:	/s/ Brendhan Hight
Name (printed):	Brendhan Hight
Title:	Director
Date:	5/1/2014

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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